Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Akerna Corp. (the “Company”) on Form 10-Q for the quarterly period ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Jessica Billingsley, Chief Executive Officer, do hereby certify, to my knowledge:

(1)	The Quarterly Report fully complies with the requirements of Section 13(a), or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: February 12, 2020	By:	/s/ Jessica Billingsley
Jessica Billingsley, Chief Executive Officer and Director (Principal Executive Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.